Investment in Equity Securities	12 Months Ended
Mar. 31, 2026
Investment in Equity Securities [Abstract]
INVESTMENT IN EQUITY SECURITIES

NOTE 15 — INVESTMENT IN EQUITY SECURITIES

During August 2025, the Company entered into an external investment arrangement through which it obtained beneficial ownership of 66,667 shares of ALT5 Sigma Corporation (“ALT5 Sigma”), which was subsequently renamed AI Financial Corporation, a company listed on the NASDAQ Stock Market.

The Company invested through an external investment arrangement that provides the Company with beneficial ownership of equity interests in a publicly traded company. Accordingly, the investment is accounted for as equity securities in accordance with ASC 321, Investments—Equity Securities, and is measured at fair value based on the quoted market price of the underlying shares, consistent with the fair value measurement framework under ASC 820.

As ALT5 Sigma’s shares are actively traded in an open market, the investment is classified within Level 1 of the fair value hierarchy.

During December 2025, the equity securities were disposed of for consideration of $85,347. The Company recognized a loss on disposal of equity securities of approximately $414,653 during the year, reflecting the decline in the quoted market price of ALT5 Sigma’s shares. Such loss is presented within “Loss on disposal of equity securities” in the consolidated statements of operations. As of March 31, 2026, the outstanding consideration of $85,347 from the disposal was included within “Prepaid expenses and other current assets” in the consolidated balance sheets.

Subsequent to March 31, 2026 and prior to the issuance date of these consolidated financial statements, the Company received the outstanding balance of $85,347 in full.